APPENDIX A

Funds and Classes as of August 28, 2014

Fund / Fund Family	Share Classes	Share Class Features(1)
		12b-1 Plan(2)	Front-End Sales Charge(3)	Contingent Deferred Sales Charge(3)
SWAN DEFINED RISK FUND	A	✓	✓	✓
	C	✓
I
	No-Load	✓
TAYLOR XPLOR MANAGED FUTURES STRATEGY FUND	A	✓	✓	✓
	C	✓
I
FOOTPRINTS DISCOVER VALUE FUND	A	✓	✓
	C	✓
I
	N	✓
PERSIMMON LONG/SHORT FUND	A	✓	✓
	C	✓		✓
I

GOOD HARBOR FUNDS

Good Harbor Tactical Core US Fund

Good Harbor Tactical Core Developed Markets Fund

Good Harbor Tactical Equity Income Fund

Good Harbor Tactical Core Emerging Markets Fund

Good Harbor Tactical Currency Strategy Fund

Good Harbor Tactical Core US II Fund*

	A	✓
	C	✓		✓
I

PINNACLE TACTICAL ALLOCATION FUND	A	✓	✓
	C	✓		✓
I
THE COVERED BRIDGE FUND	A	✓	✓
	C	✓		✓
I
TACTICAL ASSET ALLOCATION FUND	A	✓	✓
I
EVEN KEEL FUNDS Even Keel Explorer Managed Risk Fund Even Keel Managed Risk Fund Even Keel Opportunities Managed Risk Fund Even Keel Traveler Managed Risk Fund	A	✓
I
RESQ FUNDS RESQ Absolute Equity Fund RESQ Absolute Income Fund	A	✓	✓
	C	✓		✓
I
TETON VALLEY FUND	A	✓	✓
I
CANE ALTERNATIVE STRATEGIES FUND*	A	✓	✓
	C	✓		✓
I
ISSACHAR FUND	N	✓
I
COZAD SMALL CAP VALUE FUND	A	✓	✓
	N	✓
I
NEWFOUND FUNDS Newfound Risk Managed Global Sectors Fund Newfound Multi-Asset Fund* Newfound Total Return Fund*	A	✓	✓
	C	✓
I

HCM TACTICAL GROWTH FUND	A	✓	✓
	C	✓
I
	R	✓
COUNTERPOINT TACTICAL INCOME FUND*	A	✓	✓
	C	✓
I
RAYLOR MANAGED FUTURES STRATEGY FUND	A	✓	✓	✓
	C	✓
I

(1) The features and expenses of each share class are described in further detail in the respective Fund’s Prospectus.

(2) The distribution and shareholder servicing expenses of a share class are provided for in the Fund’s respective 12b-1 Plan.

(3) The sales charges associated with a share class are described further in the respective Fund’s Prospectus.

* Fund or share class has not commenced operations as of the date listed below.

IN WITNESS WHEREOF, the Trust has executed this amended Multi-Class Plan as of the 28th day of August, 2014.

NORTHERN LIGHTS FUND TRUST III

By:    /s/ Andrew Rogers

      Andrew Rogers, President

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